Stock-Based Compensation Plans	12 Months Ended
Dec. 31, 2019
Share-based Payment Arrangement [Abstract]
Stock-Based Compensation Plans	Stock-Based Compensation Plans
The Company has grants outstanding under three equity compensation plans, with two of the plans available for future grants of equity compensation awards to employees, consultants and directors. All of the equity plans were approved by shareholders. The 2007 Long-Term Incentive Compensation Plan (the "2007 Plan") and the 2007 Directors’ Incentive Plan (the "Directors’ Plan") superseded the 1999 Stock Option Plan. The 2007 Plan and the Directors’ Plan provide for the issuance of stock options, stock appreciation rights and restricted stock. Vesting is determined on a grant-by-grant basis in accordance with the terms of the plans and the related grant agreements. The Company has reserved 2.4 million shares of common stock for issuance under the 2007 Plan and 250,000 shares for issuance under the Directors’ Plan.
The exercise price of stock options is generally 100% of the fair market value of the underlying common stock on the grant date. The maximum contractual term of stock options is ten years from the date of grant, except for incentive stock options granted to 10% shareholders, which is five years.
During 2011, the Company began issuing shares of restricted stock with no exercise price to employees and directors. Restricted stock issued to employees generally cliff-vests on the fourth anniversary of the date of grant. Restricted stock issued to directors vests on the one year anniversary of the date of grant.
Stock compensation expense is presented as a component of general and administrative expense in the consolidated statements of operations. Stock compensation expense consisted of the following for the years ended December 31:

	2019	2018	2017

Share-based compensation - employees	$1,481,016	$1,244,606	$1,032,094
Share-based compensation - nonemployees	4,882	120,092	82,969
Share-based compensation - foundation contribution	—	$—	372,500
Total share-based compensation	$1,485,898	$1,364,698	$1,487,563
At December 31, 2019, there was approximately $2.1 million of unrecognized compensation cost related to share-based payments, which is expected to be recognized over a weighted-average period of 2.5 years. This amount relates primarily to unrecognized compensation cost for employee restricted stock awards.
Stock Options
Stock option activity for 2019 and 2018 was as follows:

	Number of shares	Weighted-average exercise price per share	Weighted- average remaining contractual term (years)	Aggregate intrinsic value

Outstanding, December 31, 2017	5,800	$13.00	1.9	$—
Options granted	—	—
Options exercised	—	—
Options forfeited or expired	—	—
Outstanding, December 31, 2018	5,800	13.00	0.9	—
Options granted	—	—
Options exercised	—	—
Options forfeited or expired	(5,800)	13.00
Outstanding, December 31, 2019	—	—	0	—
Exercisable at December 31, 2019	—	$—	0	$—
The Company did not grant any stock options and there were no options exercised during 2019, 2018 and 2017. Information related to the stock option plans during 2019, 2018 and 2017 was as follows:

	2019	2018	2017

Intrinsic value of options exercised	$—	$—	$—
Weighted-average fair value of options exercised	$—	$—	$—
Restricted Stock Awards
Restricted stock activity was as follows:

	Number of shares	Weighted- average grant-date fair value

Nonvested, December 31, 2017	767,845	$5.61
Shares granted	261,680	6.66
Shares vested	(170,759)	4.79
Shares forfeited	(25,025)	6.19
Nonvested, December 31, 2018	833,741	6.09
Shares granted	229,669	5.95
Shares vested	(225,536)	6.71
Shares forfeited	(22,925)	6.20
Nonvested, December 31, 2019	814,949	$5.88
The fair value of restricted stock granted was based on the closing market price of the Company’s common stock on the date of grant. The restricted stock grants are included in the diluted weighted shares outstanding computation until they cliff-vest. Once vested they are included in the basic weighted shares outstanding computation.